606094-0002/4824-5287-8004.3 Exhibit 10(f) GLACIER BANCORP, INC. 2015 STOCK INCENTIVE PLAN Restricted Share Units Award Agreement You are hereby awarded Restricted Share Units subject to the terms and conditions set forth in this Restricted Share Units Award Agreement ("Award Agreement"), and in the Glacier Bancorp, Inc. 2015 Stock Incentive Plan (the "Plan"), which is attached hereto as Exhibit A. A summary of the Plan appears in its Summary of the 2015 Stock Incentive Plan, which is attached as Exhibit B. You should carefully review these documents, and consult with your personal financial and/or tax advisor, in order to fully understand the implications of this Award. By executing this Award Agreement, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award Agreement. Capitalized terms used, but not otherwise defined, in this Award Agreement have the meanings set forth in the Plan. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board or the Committee, and that such determinations, interpretations or other actions are final, conclusive and binding upon all parties, including you, your heirs, and representatives, to the extent provided in Section 4 of the Plan. 1. Specific Terms. Your Restricted Share Units have the following terms: Name of Participant Number of Units Subject to Award Agreement Grant Date Vesting Your Restricted Share Units under this Award Agreement shall vest at the rate set forth in the table below, subject in each case to acceleration as provided in the Plan, and to your Continuous Service with the Company not ending before the applicable vesting date. 2. Grant of Restricted Share Units. Each Restricted Share Unit represents the right to receive one Share, subject to the terms and conditions set forth in this Award Agreement and the Plan.

Restricted Share Units Award Agreement Glacier Bancorp, Inc. 2015 Stock Incentive Plan Page2 606094-0002/4824-5287-8004.3 3. Dividends. You will be entitled to receive cash or Shares pursuant to dividends declared following the Grant Date in connection with the Restricted Share Units as provided in Section 8(e) of the Plan. 4. Rights as a Shareholder. You will not have any rights of a shareholder with respect to the Shares underlying the Restricted Share Units unless and until the Restricted Share Units vest and are settled by the issuance of such Shares in accordance with Section 5. 5. Lapse of Vesting Restrictions and Issuance of Shares. As vesting restrictions lapse, the Company will cause Shares (the number of which will equal the number of vested Restricted Share Units, rounded down to the nearest whole number of Shares so that no fractional Shares will be issued) to be issued in your name. The Shares will either be reflected in a certificate delivered to you promptly following settlement or credited to your book-entry account maintained by the Company's transfer agent. The certificate or account entry will include such legends or restrictions as the Committee determines to be appropriate. Shares will not be issued in your name until you have made arrangements satisfactory to the Company to satisfy any applicable tax-withholding obligations. 6. Tax Withholding and Reimbursement. You are responsible for the payment of all federal, state and local withholding taxes and your portion of any applicable payroll taxes imposed in connection with the settlement of Restricted Share Units as provided in Section 5. Payment may be made, at your election (a) by check or in cash or (b) by your written notice to the Company (in compliance with any applicable restrictions imposed by applicable statute, rule or regulation), electing to have your tax withholding obligations satisfied by the withholding of Shares that would otherwise have been issued in connection with settlement of the Award as provided in Sections 10(a) and 10(d) of the Plan. 7. Forfeiture of Shares. To the extent that your Continuous Service with the Company ends prior to the Restricted Share Units becoming fully vest ed, all Restricted Share Units that do not become vested shall be forfeited. You have no right or interest in any Restricted Share Units that are forfeited. 8. Occurrence of a Change in Control. Upon the occurrence of a Change in Control, the manner in which vesting restrictions will lapse, if at all, shall be subject to the terms and conditions of Section 12(c) of the Plan. 9. Transfer Restrictions. This Award may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of other than by will or by the laws of descent and distribution without the prior written consent of the Committee. 10. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Any notice or communication required or permitted by any provision of this Award Agreement to be given to the Company shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to the Company, in care of its Chief Executive Officer, at the Company's principal place of business. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

Restricted Share Units Award Agreement Glacier Bancorp, Inc. 2015 Stock Incentive Plan Page3 606094-0002/4824-5287-8004.3 11. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns. 12. Modifications. This Award Agreement may be modified or amended at any time by the Committee to the extent provided in the Plan, provided that your consent must be obtained for any modification that adversely alters or impair any rights or obligations under this Award Agreement, unless there is an express Plan provision permitting the Committee to act unilaterally to make the modification. 13. Headings. Headings shall be ignored in interpreting this Award Agreement. 14. Severability. Every provision of this Award Agreement and the Plan is intended to be severable, and any illegal or invalid term shall not affect the validity or legality of the remaining terms. 15. Governing Law. This Award Agreement shall be interpreted, administered and otherwise subject to the laws of the State of Montana (disregarding any choice-of-law provisions). 16. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute the same instrument. 17. Code Section 409A. This Award Agreement and the Restricted Share Units are intended to be exempt from the requirements of Section 409A of the Internal Revenue Code ("Section 409A") by reason of all payments being "short-term deferrals" within the meaning of Treas. Reg. § 1.409A- 1(b)(4). All provisions of this Award Agreement shall be interpreted in a manner consistent with preserving this exemption. In no event will the Company be liable for any tax, interest, or penalties that may be imposed on you by Section 409A or any damages for failing to comply with Section 409A. BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Restricted Share Units are awarded under and governed by the terms and conditions of this Award Agreement and the Plan. GLACIER BANCORP, INC. By: ______________________________________ Name: Title: PARTICIPANT The undersigned Participant hereby accepts the terms of this Award Agreement and the Plan. By: ________________________________________ Name of Participant: Date